1

PROMISSORY NOTE

October 20, 2020
FOR VALUE

RECEIVED,
Core Molding Technologies, Inc.
, a corporation existing

under the laws of the
State of Delaware,

with principal offices located at 800

Manor Park Drive, Columbus, OH 43228, United
States of America (“ Maker
”) promises, jointly and severally if

more than one, to pay to

the order of FGI
Equipment Finance LLC at its

office located at 777

Yamato Road,

Office 135, Boca Raton,

FL 33431 or
any subsequent holder hereof (each, a “ Payee
”) or at such other place as Payee may designate as follows:

(a)

the principal sum of Thirteen Million Two Hundred Thousand and 00/100   United States Dollars
($13,200,000.00), and
(b)

interest on the unpaid principal balance from November

1
st
, 2020 through and including the dates
of payme

nt, at

a fixed

interest rate

of eight

and one

-quarter percen

t

(8.25%) per

annum (the
“ Contract Rate
”) in seventy-two (72)

consecutive monthly installments of principal

and interest
as follows:

Periodic Installment Amount
12 (twelve)
59 (Fifty-Nine)

01 (one)

@
@
@
$116,607.75
$246,431.33
$1,446,431.33
(each, a “ Periodic Installment
”) plus any

outstanding and unpaid

accrued interest and

any and all

other
amounts due

hereunder and

under the

other Debt

Documents (as

defined below).

For the

period from
October 27, 2020

(the “
Funding Date
”), through but not

including the date

of the first Periodic

Installment,
Maker shall pay Payee interests on

the unpaid principal balance in the

amount of

Twelve Thousand One
Hundred and

00/100 United

States Dollars

($12,100.00)
; such

payment shall

be due

and payable

on
November 1
st
, 2020.

The first Periodic

Installment, plus (as

applicable) interest accrued

at the Contract
Rate on the

unpaid principal balance

hereunder for the

period from November

1
st
, 2020 through

but not
including the starting

date covered by

such first Periodic

Installment, shall be

due and payable

on December

st
, 2020

and the following Periodic

Installments including the final

installment shall be due

and payable
on the first

day of each

succeeding month (each,

a “
Payment Date
”), with the

last Payment Date

being
November 1, 2026.

All payments shall be applied:

first, to interest due

and unpaid hereunder and under
the other Debt

Documents; second, to

all other amounts (other

than principal) due and

unpaid hereunder
and under

the other

Debt Documents,

and then

to principal

due hereunder

and under

the other

Debt
Documents.

The acceptance by Payee

of any payment

which is less

than payment in full

of all amounts
due and owing at such time shall not constitute a waiver

of Payee’s right to receive payment in full at such
time or at

any prior or

subsequent time.

Interest shall be

calculated on the

basis of a

365-day year (or

a
366-day leap year, as applicable) and will be charged

at the Contract Rate for each calendar day on which
any principal is

outstanding.

The payment of

any Periodic Installment

after its due

date shall result

in a
corresponding decrease in

the portion of the

Periodic Installment credited

to the remaining

unpaid principal
balance.

The payment

of any

Periodic Installment

prior to

its due

date shall

result in

a corresponding
increase in the portion of the Periodic Installment credited to the remaining unpaid principal balance.

All amounts due hereunder and under the other Debt Documents are payable in the lawful currency of the
United States of

America.

Maker hereby expressly

authorizes Payee to

insert the date

value is actually
given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note is secured

by (i) that certain

Master Security Agreement

dated as of this date,

entered into by and
among Payee,

Maker, Core

Composites Corporation

and CC

HPM, S.

de R.L.

de C.V.

(the “
Master
Agreement
”), and its Collateral

Schedule (the “
Collateral Schedule
”), (ii) that certain

Non-Possessory
Pledge Agreement

under Mexican laws (
Contrato de Prenda Sin Transmisión

de Posesión
, as defined in
the Spanish language) dated

as of October

13, 2020 to

be effective on

October 20, 2020, entered

into by
and among Maker,

CC HPM, S.

de R.L. de

C.V.

and Payee (the

“
Pledge Agreement
”), (iii) that

certain
Irrevocable Unilateral Declaration Granting a

Second Priority Real Estate

Mortgage under Mexican laws
(
Declaración Unilateral de la Voluntad

Irrevocable Sobre Constitución

de Hipoteca en Segundo Lugar y
Grado
, as defined

in the Spanish

language) dated as

of this date,

to be granted

by Corecomposites

de México,
S. de R.L. de C.V. in favor of Payee (the “ Real Estate Mortgage
”), and may also be secured by a

security
agreement, chattel mortgage,

pledge agreement or

like instrument (each

of which is

hereinafter called a
“ Security Agreement
”, and collectively

with this Note,

the Master Agreement,

the Collateral Schedule,
the Pledge Agreement, the Real

Estate Mortgage and any other

document or agreement related thereto

or
to this Note, the

“
Debt Documents
”), in each case

signed by Maker or

one of its subsidiaries in

favor of
Payee.

Conditions Precedent to

Funding
.

Payee’s obligation

to make the

loan evidenced by

this Note on

the
Funding Date is subject

to the satisfaction of

all the following conditions precedent

no later than the

date
hereof, each in form

and substance satisfactory

to Payee at its sole

discretion:

(i) Payee shall have

received
an executed

original of

the Collateral

Schedule describing

the Collateral

that secures

this Note

(the
“ Collateral Schedule Collateral ”), duly executed by Core Composites Corporation; (ii) Payee shall have a first

priority perfected

security interest

in the

Collateral Schedule

Collateral; (iii)

Payee shall

have
received, to

Payee’s complete

satisfaction, an

executed original

of the

public deed

issued by

Mexican
Notary Public containing

the granting of

the Real Estate

Mortgage granted as

of this date

by Corecomposites
de México, S. de R.L. de C.V.

in favor of Payee, in connection with the

real estate located in Matamoros,
Tamaulipas, Mexico that is

described in the

Real Estate Mortgage;

(iv) Payee shall

have received, to

Payee’s
complete satisfaction,

a copy

of the

Preemptive Notice

(
Aviso Preventivo
, as

defined in

the Spanish
language) corresponding to the granting of such Real Estate Mortgage, duly filed in the Public Registry of
Property and Commerce of Matamoros, Tamaulipas,

Mexico, by the Mexican Notary Public who

attested
the Real

Estate Mortgage; (v)

Payee shall

have received, to

Payee’s complete

satisfaction, an executed
original of the Pledge

Agreement, duly executed

by all parties

thereto, with their

representatives’ signatures
duly ratified

by Mexican

or United

States Notary

Public and

with the

Apostille affixed

(only for

such
signatures ratified by United

States Notary Publics)

;

(vi) Payee shall

have received, to

Payee’s complete
satisfaction, an executed

copy of

a pay

-off letter

issued by
KeyBank National Association , as
administrative agent (“ Lien Holder ”), to Maker confirming (a) the amount that is owed by Maker to Lien
Holder computed as

of the Funding

Date (the “
Pay-off Amount
”), (b) the

wire transfer instructions (the
“Wire Instructions”) in

order for the Pay

-off Amount to be

paid to Lien Holder,

and (c) that immediately
after Lien Holder

has received the

Pay-off Amount in

accordance with the

Wire Instructions, it

shall proceed
to execute and release

the corresponding lien release documents

as required under Mexican laws

in order
to release any and

all liens set on

the Collateral Schedule Collateral,

on the assets that

are pledged under
the Pledge Agreement and

on the Real Estate Mortgage

(the “
Release Documents ”); (vii) Payee shall have
received, to Payee’s complete satisfaction,

written evidence confirming that,

Wells Fargo

Bank, National
Association (“Wells Fargo”)

will, upon receipt from Payee of the proceeds of the loan documented in this
Note, pay,

for the

benefit of

Maker, the

Pay-Off Amount

to Lien

Holder in

accordance with

the Wire
Instructions;

(viii) no

Event of Default

(as defined in

the Security Agreement)

or event

which with the
passage of time or

the giving of notice

would become an Event

of Default (a “
Default ”) has occurred under
the Debt Documents;

(ix) Maker shall

have paid to

Payee: (a) an

opening fee in

the amount of
One Hundred
Sixty Five Thousand and 00/100   United States Dollars

($165,000.00), and (b) a closing

fee in the amount
of Ten Thousand and 00/100   United States Dollars

($10,000.00), both fees payable on or before October
23, 2020; and (x) as of the date hereof, there will have been no material adverse change (as determined by
Payee in its sole discretion) in the business prospects or

projections, operations, management, financial or
other conditions of the Maker or any Guarantor or

any Obligor (as defined in the Master Agreement)

since
the date of

the Master Agreement.

If any such condition

precedent is not so

satisfied by the date

hereof,
Payee shall have

no obligation to

make the loan

contemplated under this

Note or any

other Debt Documents
related to this Note.

Time is

of the

essence hereof.

If Payee

does not

receive from

Maker payment

in full

of any

Periodic
Installment or any other

sum due under this

Note or any other

Debt Document is not

received within ten
(10) days after

its due date: (i)

Maker agrees to

pay a late

fee equal to

four percent (4.00%) on

such late
Periodic Installment or other sum, but not exceeding any lawful maximum, plus such other costs, fees and expenses that Maker

may owe as

a result of

such late payment;

and (ii) interests

on the due

and unpaid
Periodic Installment, together with all accrued interest thereon and any other due and unpaid sum payable
under this Note or any other Debt Document, shall

accrue penalty interests payable at demand at the

lesser
of 12.50%

per annum or the highest rate

not prohibited by applicable law until all

such amounts are paid.

Additionally, if

an Event of Default

(as defined in the

Master Agreement) occurs and

is continuing, then
the entire principal

sum remaining unpaid,

together with all

accrued interest thereon

and any other

sum
payable under this Note or

any other Debt Document, at

the election of Payee, shall

immediately become
due and payable with interest thereon at the lesser

of 12.25% per annum or the highest rate not

prohibited
by applicable law

from the date

of such accelerated

maturity until paid

(both before and

after any judgment).

The application of such 12.

25% interest rate shall not

be interpreted or deemed to

extend any cure period
set forth

in this

Note or any

other Debt

Document, cure any

default or

otherwise limit Payee’s

right or
remedies hereunder or under any Debt Document.

Maker may prepay in

full or in part

(but not less than

the amount equal to

20% of the original

principal

amount of this Note) outstanding amounts hereunder before

they are due on any scheduled

Payment Date
upon at least thirty (30) days’ prior

written notice to Payee.

Payee is authorized and entitled to apply any
amounts paid by Maker

as a prepayment of

indebtedness to delinquent

interest or other amounts

(other than
principal) due

and owing from

Maker to

Payee hereunder

and under

any other Debt

Documents before
application of such funds to principal outstanding hereunder.

If Maker makes a prepayment of this

Note for any reason, Maker shall pay

irrevocably and in full to Payee
(i) the principal

amount to be prepaid, (ii) all accrued interest thereon,

(iii) the Prepayment Fee (as defined
below) and

(iv) any

and all

other amounts

due hereunder

or under

the other

Debt Documents.

Maker
specifically acknowledges that,

to the

fullest extent allowed

by applicable law,

it shall

be liable

for the
Prepayment Fee

on any

acceleration hereof

or under

the other

Debt Documents.

In the

event of

an
acceleration hereof or under

the other Debt Documents,

the Prepayment Fee shall

be determined as if

(a)
Maker prepaid this

Note in full

immediately before such

acceleration and (b)

the prepayment notice

referred
to above was received by Payee thirty (30) days prior to such date.

For purposes hereof, the term “ Prepayment Fee
” shall be an amount

equal to an additional

sum equal to
the following percentage of the principal amount to be prepaid for prepayments occurring in the indicated
period:

four percent (4.0%) (for

prepayments occurring prior to

the first anniversary of

the date hereof);
three percent (3.0%) (for

prepayments occurring on and

thereafter and prior to

the second anniversary of
the date hereof);

two percent (2.0%)

(for prepayments occurring

on and thereafter

and prior to

the third
anniversary of the date hereof); and one percent (1.0%) (for prepayments occurring any time thereafter).

Maker hereby consents

to any and

all extensions of

time, renewals, waivers

or modifications of,

and all
substitutions or releases of,

security or of any

party primarily or secondarily

liable on this Note

or any other
Debt Document or any

term and provision of

either, which may be

made, granted or consented

to by Payee,
and agrees that suit

may be brought and

maintained against Maker and/or any

and all sureties, endorsers,
guarantors or any others

who may at any

time become liable for

payments and performance

under this Note
and any other Debt Documents,

at the election of Payee without

joinder of any other as a

party thereto, and
that Payee shall not be required

first to foreclose, proceed against, or exhaust

any security hereof in order
to enforce

payment of

this Note.

Maker hereby

waives presentment,

demand for

payment, notice

of
nonpayment, protest, notice

of protest, notice

of dishonor,

and all other

notices in connection

herewith,
except for such notices as are expressly provided for herein or in the Master Agreement,

and agrees to pay
(if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

The consent to jurisdiction, jury trial

waiver and usury provisions contained in

the Master Agreement are
hereby incorporated by

reference as if

fully set forth

herein.

The laws of

the State of

New York shall govern
all matters

arising out

of, in

connection with

or relating to

this Note

and any

related Debt

Documents,
without limitation, validity, interpretation,

construction, performance and enforcement thereof (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and
any determinations with respect to post-judgment interest).

This Note and the other Debt Documents constitute the entire agreement of Maker and Payee with respect to the subject

matter hereof and

supersede all prior

understandings, agreements and

representations, express
or implied.

No variation or modification

of this Note,

or any waiver

of any of its

provisions or conditions,

shall be valid
unless in writing

and signed by

an authorized representative

of Maker and

Payee.

Any such waiver,

consent,
modification or change shall be effective only in the specific instance and for the specific purpose given.

Payment Authorization. Payee is hereby irrevocably directed and authorized by Maker to advance and/or apply the proceeds of the loan as evidenced by this Note following the instructions set forth below:

Amount to be advanced: Twelve Million and 00/100   United States Dollars

($12,000,000.00), to be
disbursed directly to Wells Fargo to be applied by it for payment of the Pay-off Amount, to the following bank account:

Bank Information
:

Bank Name:

Wells Fargo Bank, National Association
Bank Address:

420 Montgomery Street, San Francisco, CA.
ABA:

XXX-XXX-XXX

Beneficiary Information:
Account Name:

Wells Fargo Bank, National Association
Account Number:

XXXXXXXXXXXXXX
Reference:

CORE MOLDING TECHNOLOGIES
Address:

2450 Colorado Avenue.

Suite 3000W, Santa Monica, CA 90404.

Payee is

hereby irrevocably

authorized and

directed by

Maker to

apply from

the proceeds

of the

loan
evidenced by this

Note, the sum

of
One Million

Two Hundred

Thousand and 00/100

United States
Dollars) ($1,200,000.00
), to constitute and deliver to

Payee the Security Deposit pursuant to

the terms of
Collateral Schedule No. 1 that is part of the Debt Documents.

Any provision in this Note or

any of the other Debt

Documents which is in conflict

with any statute, law or

applicable rule shall be deemed omitted, modified or altered to conform thereto.

Core Molding Technologies,

Inc.
By:

/s/ John P.

Zimmer

Name:

John P.

Zimmer
Title:

Chief Financial Officer
Federal Tax ID Number:

31-1481870
Address:

800 Manor Park Drive

Columbus, OH

43228